United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-3984

(Investment Company Act File Number)

Federated International Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/17

Date of Reporting Period: 11/30/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2017
Share Class | Ticker	A | FTIIX	B | FTBBX	C | FTIBX	Institutional | FGTBX

Federated Global Total Return Bond Fund
Fund Established 1991

A Portfolio of Federated International Series, Inc.
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2016 through November 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Global Total Return Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2017, was 4.45% for Class A Shares, 3.62% for Class B Shares, 3.70% for Class C Shares and 7.08% for Institutional Shares.1 The total return for the Bloomberg Barclays Global Aggregate Index (BBGAI),2 the Fund's broad-based securities market index, was 6.53% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBGAI.
The Fund's investment strategy focused on four central factors which helped define the Fund's performance relative to BBGAI: (1) the currency denomination of the selected securities; (2) the effective duration3 of the portfolio; (3) yield curve; and (4) country4 selection. These four market elements were the most significant factors affecting the Fund's performance relative to the BBGAI.
The following discussion will focus on the Fund's Class A Shares.
MARKET OVERVIEW
During the reporting period, a host of traditional economic forces helped to define global asset valuations. A resurgence in European growth, global wage stagnation, subdued volatility and a number of geopolitical events all contributed to defining global risk premiums. However, monetary normalization by the world's major central banks was the preeminent macro narrative in 2017. A host of developed central banks appeared keen on beginning the process of stimulus withdrawal that had become a hallmark since the financial crisis of 2008.
In the opening months of the reporting period, most global risk premiums continued to trade around the “Trump reflation” narrative. Early on, there was one asset class that seemed to dissent from this macro theme. Foreign exchange markets decoupled from their equity and bond siblings and began to reconsider some of the propositions outlined by the new U.S. administration. The U.S. dollar (USD) not only defied bullish forecasts but also a stream of robust U.S. economic data and reasonably hawkish rhetoric from Federal Reserve officials. Having had ample reason to materially advance, the USD's performance was meager to say the least. Specifically, the U.S. Dollar Index (DXY)5 was down -8.33% during the reporting period.
Neither hurricanes, war games, nor central bank policy change could upend the relative calm and low volatility that persisted throughout the reporting period. Equity markets continued to shrug off both geopolitical tension between the U.S. and North Korea and an ever-growing chorus of hawkish rhetoric from the world's major central banks. These conditions proved to be fertile ground for equity markets which continued to defy gravity and post record highs.
Annual Shareholder Report

In Europe, political uncertainties remained a key concern, but a revival in economic activity more than made up for the geopolitical instabilities. Economic growth in the European Union (EU) showed great promise, but that optimism was somewhat countered by election concerns in France, Netherlands and Germany. Fortunately, all three elections occurred with little incident. Meanwhile, strong eurozone data provided positive surprises on multiple economic fronts. Manufacturing, composite Purchasing Managers Index (PMIs) and consumer confidence all registered positive surprises. With the political clouds out of the way, economic fundamentals came back into focus and helped drive both the euro and european yields higher. During the reporting period, the euro advanced 13.19% against the USD.
The European Central Bank (ECB) left policy rates largely stable during the reporting period, but it did make some major alterations to its future guidelines. Midway through the reporting period, the ECB declared that interest rates would not be reduced further–a first step towards normalization. Additionally, the central bank decreased its monthly bond buying program by half to 30 billion euros, but concurrently extended it by 9 months.
There was little about the UK business cycle that could have been considered normal in the past 12 months. The UK's economy did manage to grow more than expected, but it still lagged many of its G10 peers. Brexit negotiations were a central worry, but it was a hawkish Bank of England (BoE) that was even more influential on asset prices. UK inflation data was consistently elevated, rising to 2.9%–materially beyond the BoE's threshold. Consequently, the Monetary Policy Committee raised the Bank Rate by 25 basis points late in the reporting period–this was the first hike in 11 years. This interest rate hike was one of the primary reasons why the British pound gained 9.60% versus the USD during the reporting period.
With the exception of a snap election that presented few surprises, there were no other major disruptions in Japan, either politically or economically. The Bank of Japan (BoJ) maintained its ultra-loose monetary mandate and kept interest rates at 0.00%. However, in light of persistently low inflation levels, the BoJ extended the timeline for the inflation target by one year, saying it expected inflation to reach 2% by fiscal year 2020. As the BoJ continued to implement ‘curve control,' 10-year Japanese Government Bond (JGB) yields became the fulcrum around which the rest of the Japanese curve orbited. Thus far, the BoJ has done a fantastic job at constraining Japanese bond volatility. For instance, 10-year JGB yields remained in a modest 10 basis point range for the better part of the reporting period. Despite the ever-growing policy divergence between the U.S. Fed and the BoJ, the USD still suffered a -3.93% loss to the Japanese yen during the reporting period.
Annual Shareholder Report

CURRENCY DENOMINATION
The most influential factor affecting the Fund's performance was the currency denomination of the selected securities. Early in the reporting period, the removal of a substantial overweight allocation to the USD greatly sheltered Fund performance relative to the BBGAI, as the USD began to weaken against a host of developed and emerging currencies. At the onset of the reporting period, an overweight allocation to the Mexican peso and Polish zloty, relative to BBGAI, materially helped Fund performance. As the reporting period progressed, euro appreciation appeared excessive and potentially disruptive to European growth. Consequently, the Fund reduced its allocation to the euro relative to the BBGAI. However, the ECB entirely dismissed the subject of excessive euro appreciation, which coincidently infused even more euro buying. The Fund's tactical underweight allocation to the euro detracted from overall performance relative to the BBGAI during the reporting period.
DURATION and yield curve
The effective duration of the portfolio also played a sizable role in the Fund's performance. The Fund's weighted average duration at the end of the reporting period was 6.32 years. Fund duration is effectively the Fund's sensitivity to movements in interest rates;6 the lower the duration, the less the net asset value of the Fund will fluctuate due to changes in interest rates. Overall, duration management was a very active process which helped better performance relative to the BBGAI. The Fund commonly maintained a lower duration relative to the BBGAI for the better part of the reporting period. The composition of duration was mixed but generally favored higher-yielding mature emerging bonds. In contrast, the Fund had a lower duration sensitivity to countries with negative interest rates, namely Japan and Germany. Overall yield curve selection had a muted impact on Fund performance relative to the BBGAI during the reporting period.
COUNTRY SELECTION
An underweight allocation to Canada and the UK detracted from Fund performance, while overweight allocations to Argentina, Mexico and Poland enhanced returns relative to the BBGAI during the reporting period.
Annual Shareholder Report

1	Performance shown for the Fund's Institutional Shares is from commencement of operations for the Institutional Shares on December 16, 2016.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBGAI.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
4	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging-market and frontier-market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
5	The DXY indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Global Total Return Bond Fund (the “Fund”) from November 30, 2007 to November 30, 2017 for Class A and Class C Shares, and from December 16, 2016 to November 30, 2017 for Institutional Shares, compared to the Bloomberg Barclays Global Aggregate Index (BBGAI).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2017
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
Annual Shareholder Report

Growth of a $10,000 Investment–Institutional Shares
Growth of $10,000 as of November 30, 2017
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the graphs above.
Average Annual Total Returns for the Period Ended 11/30/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years	Start of Performance
Class A Shares	-0.24%	-2.63%	1.02%	N/A
Class B Shares	-1.88%	-2.84%	0.89%	N/A
Class C Shares	2.70%	-2.47%	0.73%	N/A
Institutional Shares[3]	N/A	N/A	N/A	7.08%
BBGAI	6.53%	0.66%	3.02%	N/A
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charge: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBGAI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBGAI provides a broad-based measure of the global investment-grade, fixed-income markets. The BBGAI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Institutional Shares commenced operations on December 16, 2016.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2017, the Fund's issuer country and currency exposure composition1 were as follows:
Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[2,4]
United States	45.3%	47.3%
Japan	12.4%	12.5%
France	4.6%	—
United Kingdom	5.8%	5.3%
Mexico	4.1%	0.5%
Canada	2.6%	1.5%
Poland	2.7%	(2.2)%
Spain	2.5%	—
Italy	2.5%	—
Germany	2.1%	—
Belgium	2.0%	—
Australia	1.8%	1.8%
Austria	1.7%	—
Argentina	1.5%	—
Portugal	1.1%	—
Romania	1.2%	—
Netherlands	0.8%	—
Sweden	0.8%	4.2%
Denmark	0.1%	0.1%
Switzerland	—	1.0%
South Korea	—	0.8%
Brazil	—	(1.0)%
Euro	—	23.8%
SUB-TOTAL	95.6%	95.6%
Cash/Cash Equivalents[5]	1.4%	1.4%
Derivative Contracts[6]	0.0%[7]	0.0%[7]
Other Assets and Liabilities—Net[8]	3.0%	3.0%
TOTAL	100.0%	100.0%
Annual Shareholder Report

1	Unless otherwise noted below, this table does not give effect to the impact of derivative contract instruments owned by the Fund. More complete information regarding the Fund's investments in derivative contracts can be found in the tables at the end of the Portfolio of Investments included in this Report.
The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, Federated Investment Management Company (the “Adviser”) may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this Report includes any currency options sold by the Fund and currency forward contracts).
5	Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
6	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investment in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
7	Represents less than 0.05%.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2017
Foreign Currency Par Amount, Principal, Contracts or Shares		Value in U.S. Dollars
	BONDS—60.2%
	AUSTRALIAN DOLLAR—1.8%
	Sovereign—1.8%
940,000	Australia, Government of, 2.75%, 4/21/2024	$730,693
520,000	Australia, Government of, 5.50%, 6/21/2021	437,614
	TOTAL AUSTRALIAN DOLLAR	1,168,307
	BRITISH POUND—5.7%
	Banking—1.2%
550,000	ICAP PLC, Sr. Unsecd. Note, Series EMTN, 5.50%, 7/31/2018	758,157
	Insurance—1.1%
500,000	MetLife Global Funding I, Series EMTN, 2.875%, 1/11/2023	714,161
	Sovereign—3.4%
390,000	United Kingdom, Government of, 3.25%, 1/22/2044	672,372
300,000	United Kingdom, Government of, Bond, 4.25%, 3/7/2036	561,311
170,000	United Kingdom, Government of, Unsecd. Note, 1.50%, 7/22/2047	210,273
500,000	United Kingdom, Government of, Unsecd. Note, 4.00%, 3/7/2022	769,812
	TOTAL	2,213,768
	TOTAL BRITISH POUND	3,686,086
	CANADIAN DOLLAR—2.6%
	Sovereign—2.6%
610,000	Canada, Government of, 5.75%, 6/1/2029	657,711
1,400,000	Canada, Government of, Unsecd. Note, 0.75%, 9/1/2021	1,052,820
	TOTAL CANADIAN DOLLAR	1,710,531
	DANISH KRONE—0.1%
	Mortgage Banks—0.1%
220,092	Realkredit Danmark A/S, Series 23D, 5.00%, 7/1/2035	40,248
	EURO—23.4%
	Banking—5.0%
930,000	Citigroup, Inc., Sr. Unsecd. Note, Series EMTN, 0.75%, 10/26/2023	1,111,533
200,000	Intesa Sanpaolo SpA, Sub. Note, Series EMTN, 3.928%, 9/15/2026	266,411
1,400,000	JPMorgan Chase & Co., Sr. Unsecd. Note, Series EMTN, 2.75%, 8/24/2022	1,854,535
	TOTAL	3,232,479
Annual Shareholder Report

Foreign Currency Par Amount, Principal, Contracts or Shares			Value in U.S. Dollars
		BONDS—continued
		EURO—continued
		Pharmaceuticals—1.7%
950,000		Johnson & Johnson, Sr. Unsecd. Note, 0.65%, 5/20/2024	$1,144,584
		Sovereign—16.7%
910,000		Austria, Government of, Sr. Unsecd. Note, 0.75%, 10/20/2026	1,113,790
1,040,000		Belgium, Government of, 0.80%, 6/22/2025	1,288,488
580,000		France, Government of, 3.25%, 10/25/2021	788,443
830,000		France, Government of, 4.25%, 10/25/2023	1,241,062
280,000		France, Government of, Bond, 4.50%, 4/25/2041	542,099
525,000		France, Government of, OAT, 5.50%, 4/25/2029	953,631
400,000		Germany, Government of, 0.25%, 2/15/2027	474,309
90,000		Germany, Government of, Bond, 4.75%, 7/4/2034	173,237
600,000	[1]	Germany, Government of, Unsecd. Note, 0.00%, 10/8/2021	727,083
1,050,000		Italy, Government of, 2.15%, 12/15/2021	1,342,872
385,000		Netherlands, Government of, 1.75%, 7/15/2023	507,014
550,000		Romania, Government of, Sr. Unsecd. Note, 2.375%, 4/19/2027	666,021
360,000		Spain, Government of, Sr. Unsecd. Note, 1.95%, 7/30/2030	435,231
300,000		Spain, Government of, Sr. Unsecd. Note, 2.75%, 10/31/2024	403,527
150,000		Spain, Government of, Sr. Unsub., 4.00%, 4/30/2020	196,651
		TOTAL	10,853,458
		TOTAL EURO	15,230,521
		JAPANESE YEN—12.5%
		Sovereign—12.5%
180,000,000		Japan, Government of, 1.90%, 12/20/2023	1,791,587
118,500,000		Japan, Government of, Sr. Secd. Note, 0.10%, 12/15/2018	1,055,818
115,000,000		Japan, Government of, Sr. Unsecd. Note, 0.10%, 6/20/2019	1,025,748
180,000,000		Japan, Government of, Sr. Unsecd. Note, 1.30%, 6/20/2035	1,826,581
104,500,000		Japan, Government of, Sr. Unsecd. Note, 1.70%, 9/20/2044	1,137,713
90,000,000		Japan, Government of, Sr. Unsecd. Note, 1.80%, 9/20/2030	961,999
28,000,000		Japan, Government of, Sr. Unsecd. Note, 2.10%, 12/20/2026	295,544
		TOTAL JAPANESE YEN	8,094,990
Annual Shareholder Report

Foreign Currency Par Amount, Principal, Contracts or Shares		Value in U.S. Dollars
	BONDS—continued
	MEXICAN PESO—3.6%
	Sovereign—2.8%
33,500,000	Mexico, Government of, 8.50%, 12/13/2018	$1,819,052
	Telecommunications & Cellular—0.8%
9,800,000	America Movil S.A.B. de C.V., Sr. Secd. Note, 6.00%, 6/9/2019	508,586
	TOTAL MEXICAN PESO	2,327,638
	POLISH ZLOTY—2.5%
	Sovereign—2.5%
6,200,000	Poland, Government of, Unsecd. Note, 2.50%, 7/25/2026	1,655,594
	SWEDISH KRONA—0.8%
	Sovereign—0.8%
4,250,000	Sweden, Government of, 1.00%, 11/12/2026	530,210
	U.S. DOLLAR—7.2%
	Banking—4.1%
$600,000	Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Note, 6.125%, 11/16/2027	616,500
750,000	Citizens Financial Group, Inc., Sub. Note, 4.30%, 12/3/2025	782,371
270,000	Comerica Bank, Sr. Unsecd. Note, Series BKNT, 2.50%, 6/2/2020	270,478
1,000,000	Credit Agricole London, Sr. Unsecd. Note, Series 144A, 3.25%, 10/4/2024	994,121
	TOTAL	2,663,470
	Finance—0.9%
540,000	Jefferies Group LLC, Sr. Unsecd. Note, 4.85%, 1/15/2027	569,489
	State/Provincial—1.1%
675,000	Provincia De Buenos Aires, Sr. Unsecd. Note, Series 144A, 7.875%, 6/15/2027	753,570
	Utilities—1.1%
700,000	EDP Finance BV, Sr. Unsecd. Note, Series 144A, 3.625%, 7/15/2024	705,940
	TOTAL U.S. DOLLAR	4,692,469
	TOTAL BONDS (IDENTIFIED COST $38,695,070)	39,136,594
Annual Shareholder Report

Foreign Currency Par Amount, Principal, Contracts or Shares		Value in U.S. Dollars
	U.S. TREASURY—22.3%
$2,010,000	United States Treasury Bond, 2.875%, 11/15/2046	$2,024,613
3,320,000	United States Treasury Note, 1.00%, 11/30/2018	3,298,249
2,465,000	United States Treasury Note, 1.375%, 12/15/2019	2,444,217
1,865,000	United States Treasury Note, 1.75%, 11/30/2021	1,842,538
540,000	United States Treasury Note, 2.00%, 11/15/2026	522,205
4,350,000	United States Treasury Note, 2.125%, 11/30/2023	4,324,002
	TOTAL U.S. TREASURY (IDENTIFIED COST $14,527,802)	14,455,824
	PURCHASED PUT OPTION—0.0%
1,069,920	GBP PUT/USD CALL, JPMorgan, Notional Amount $1,069,920, Exercise Price $1.337, Expiration Date 12/12/2017 (IDENTIFIED COST $6,228)	1,832
	INVESTMENT COMPANIES—14.5%[2]
204,950	Emerging Markets Core Fund	2,084,336
907,708	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.23%[3]	907,799
583,078	Federated Mortgage Core Portfolio	5,708,330
81,064	Federated Project and Trade Finance Core Fund	737,684
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $9,530,730)	9,438,149
	TOTAL INVESTMENT IN SECURITIES—97.0% (IDENTIFIED COST $62,759,830)[4]	63,032,399
	OTHER ASSETS AND LIABILITIES - NET—3.0%[5]	1,941,277
	TOTAL NET ASSETS—100%	$64,973,676
At November 30, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[6]Long Gilt Futures, Short Futures	1	GBP 167,156	March 2018	$308
[6]Ultra 10-Year US Treasury Note Futures, Long Futures	8	$1,065,375	March 2018	$(6,697)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(6,389)
Annual Shareholder Report

At November 30, 2017, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/4/2017	Citibank	112,600 BRL	$35,299	$(916)
12/8/2017	Bank of America	5,003,200 JPY	$44,598	$(120)
12/8/2017	Bank of America	$350,000	39,242,350 JPY	$1,142
12/8/2017	Citibank	17,700 AUD	$13,892	$(504)
12/8/2017	Citibank	19,700 CAD	$15,659	$(387)
12/8/2017	Citibank	40,100 EUR	$47,307	$450
12/8/2017	Citibank	42,800 GBP	$56,949	$955
12/8/2017	Citibank	16,550 NZD	$11,609	$(298)
2/2/2018	JPMorgan	$650,000	832,489 CAD	$4,107
2/8/2018	Bank of America	1,200,000 EUR	1,064,797 GBP	$(8,812)
2/8/2018	Barclays	814,860,000 KRW	$749,090	$11
2/8/2018	Citibank	850,000 AUD	$653,080	$(10,384)
2/8/2018	Citibank	850,000 EUR	8,311,836 NOK	$15,120
2/8/2018	Citibank	850,000 EUR	8,225,085 NOK	$25,571
2/8/2018	Citibank	1,700,000 EUR	225,107,880 JPY	$24,732
2/8/2018	Citibank	1,700,000 EUR	$1,988,228	$44,698
2/8/2018	Citibank	1,300,000 GBP	2,180,886 CAD	$70,582
2/8/2018	Citibank	$1,400,000	1,781,291 CAD	$17,886
2/8/2018	Goldman Sachs	1,300,000 GBP	193,156,470 JPY	$39,589
2/8/2018	JPMorgan	160,000 EUR	$186,354	$4,981
2/8/2018	JPMorgan	300,000 EUR	22,938,000 INR	$5,777
2/8/2018	JPMorgan	600,000 EUR	2,557,705 PLN	$(7,569)
2/8/2018	JPMorgan	700,000 EUR	$820,318	$16,769
2/8/2018	JPMorgan	800,000 EUR	17,998,286 MXN	$3,045
2/8/2018	JPMorgan	850,000 EUR	8,498,054 SEK	$(4,134)
2/8/2018	JPMorgan	1,020,000 EUR	$1,205,037	$14,719
2/8/2018	JPMorgan	1,250,000 EUR	12,105,700 NOK	$36,401
2/8/2018	JPMorgan	1,400,000 EUR	31,324,983 MXN	$14,443
2/8/2018	JPMorgan	1,700,000 EUR	16,637,130 SEK	$34,844
2/8/2018	JPMorgan	1,000,000 GBP	$1,344,234	$11,723
2/8/2018	JPMorgan	$200,000	1,662,318 SEK	$359
2/8/2018	JPMorgan	$250,000	28,060,463 JPY	$(328)
2/8/2018	JPMorgan	$290,000	2,425,617 SEK	$(1,311)
2/8/2018	JPMorgan	$400,000	3,351,213 SEK	$(2,473)
2/8/2018	JPMorgan	$620,000	12,022,623 MXN	$(17,010)
2/8/2018	JPMorgan	$650,000	12,172,653 MXN	$5,041
2/8/2018	JPMorgan	$650,000	12,258,272 MXN	$504
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased: (continued)
2/8/2018	JPMorgan	$700,000	2,560,995 PLN	$(26,006)
2/8/2018	JPMorgan	$780,000	2,813,688 PLN	$(17,641)
2/8/2018	JPMorgan	$1,300,000	144,042,444 JPY	$14,993
2/8/2018	JPMorgan	$1,400,000	1,908,396 SGD	$(16,039)
2/8/2018	JPMorgan	$1,500,000	167,866,335 JPY	$2,459
2/8/2018	JPMorgan	$1,600,000	178,455,792 JPY	$7,990
2/8/2018	JPMorgan	$1,600,000	5,678,824 PLN	$(9,866)
2/8/2018	JPMorgan	$2,200,000	42,981,512 MXN	$(77,344)
2/8/2018	JPMorgan	$2,400,000	19,828,530 SEK	$18,637
Contracts Sold:
12/4/2017	Citibank	$55,892	17,524 BRL	$457
12/4/2017	Citibank	$56,708	17,800 BRL	$484
12/8/2017	Barclays	$350,000	39,633,475 JPY	$2,335
12/8/2017	Citibank	17,700 AUD	$14,045	$657
12/8/2017	Citibank	19,700 CAD	$15,782	$510
12/8/2017	Citibank	40,100 EUR	$47,961	$203
12/8/2017	Citibank	42,800 GBP	$55,492	$(2,412)
12/8/2017	Citibank	5,003,200 JPY	$45,709	$1,231
12/8/2017	Citibank	16,550 NZD	$11,862	$551
2/2/2018	JPMorgan	2,129,471 BRL	$650,000	$4,291
2/2/2018	JPMorgan	$650,000	829,432 CAD	$(6,479)
2/8/2018	Bank of America	1,700,000 EUR	16,588,515 SEK	$(40,683)
2/8/2018	Bank of America	$1,400,000	1,781,188 CAD	$(17,967)
2/8/2018	Citibank	850,000 AUD	$648,423	$5,727
2/8/2018	Citibank	1,020,000 EUR	136,077,180 JPY	$(5,807)
2/8/2018	Citibank	1,000,000 EUR	9,906,969 SEK	$(6,034)
2/8/2018	Citibank	850,000 EUR	8,237,943 NOK	$(24,022)
2/8/2018	Citibank	850,000 EUR	8,294,574 NOK	$(17,199)
2/8/2018	Citibank	800,000 EUR	$951,600	$(5,071)
2/8/2018	Citibank	510,000 EUR	67,903,389 JPY	$(4,110)
2/8/2018	Citibank	170,000 EUR	22,670,486 JPY	$(1,049)
2/8/2018	Citibank	1,300,000 GBP	2,171,962 CAD	$(77,506)
2/8/2018	Goldman Sachs	1,300,000 GBP	194,335,440 JPY	$(29,072)
2/8/2018	JPMorgan	1,300,000 CAD	8,376,231 SEK	$(2,710)
2/8/2018	JPMorgan	1,400,000 EUR	31,225,354 MXN	$(19,722)
2/8/2018	JPMorgan	1,250,000 EUR	11,855,937 NOK	$(66,490)
2/8/2018	JPMorgan	1,250,000 EUR	$1,476,430	$(18,369)
2/8/2018	JPMorgan	1,200,000 EUR	1,061,225 GBP	$3,968
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold: (continued)
2/8/2018	JPMorgan	850,000 EUR	8,396,862 SEK	$(8,019)
2/8/2018	JPMorgan	800,000 EUR	17,839,899 MXN	$(11,437)
2/8/2018	JPMorgan	450,000 EUR	$532,244	$(5,883)
2/8/2018	JPMorgan	400,000 EUR	$473,106	$(5,230)
2/8/2018	JPMorgan	370,000 EUR	$437,623	$(4,837)
2/8/2018	JPMorgan	300,000 EUR	22,815,000 INR	$(7,670)
2/8/2018	JPMorgan	300,000 EUR	$355,315	$(3,436)
2/8/2018	JPMorgan	220,000 EUR	$260,208	$(2,876)
2/8/2018	JPMorgan	160,000 EUR	$189,242	$(2,092)
2/8/2018	JPMorgan	1,000,000 GBP	$1,331,138	$(24,819)
2/8/2018	JPMorgan	180,000 GBP	$236,711	$(7,361)
2/8/2018	JPMorgan	$3,000,000	25,187,632 SEK	$24,979
2/8/2018	JPMorgan	$2,600,000	287,927,380 JPY	$(31,391)
2/8/2018	JPMorgan	$2,165,000	245,864,219 JPY	$28,362
2/8/2018	JPMorgan	$1,500,000	169,303,920 JPY	$10,365
2/8/2018	JPMorgan	$1,150,000	1,554,772 SGD	$3,648
2/8/2018	JPMorgan	$700,000	13,700,212 MXN	$25,896
2/8/2018	JPMorgan	$700,000	2,546,048 PLN	$21,769
2/8/2018	JPMorgan	$650,000	12,178,560 MXN	$(4,728)
2/8/2018	JPMorgan	$587,980	11,387,845 MXN	$15,397
2/8/2018	JPMorgan	$400,000	390,748 CHF	$(470)
2/8/2018	JPMorgan	$290,000	2,433,390 SEK	$2,245
2/8/2018	JPMorgan	$250,000	338,705 SGD	$1,321
2/8/2018	JPMorgan	$32,020	620,000 MXN	$830
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(73,339)
Net Unrealized Appreciation/(Depreciation) on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Zero coupon bond.
Annual Shareholder Report

2	Affiliated holdings.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017, were as follows:
	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	Emerging Markets Core Fund	Federated Mortgage Core Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2016	1,534,613	63,511	—	—	1,598,124
Purchases/Additions	36,291,377	84,401	402,355	661,565	37,439,698
Sales/Reductions	(36,918,282)	(66,848)	(197,405)	(78,487)	(37,261,022)
Balance of Shares Held 11/30/2017	907,708	81,064	204,950	583,078	1,776,800
Value	$907,799	$737,684	$2,084,336	$5,708,330	$9,438,149
Change in Unrealized Appreciation/Depreciation	$(136)	$(15,674)	$(2,553)	$(31,402)	$(49,765)
Net Realized Gain/(Loss)	$ 109	$(6,013)	$19,912	$5,536	$19,544
Dividend	$13,928	$33,858	$43,638	$69,195	$ 160,619
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $62,942,669.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Non-income producing security.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$—	$39,136,594	$—	$39,136,594
U.S. Treasury	—	14,455,824	—	14,455,824
Purchased Put Option	1,832	—	—	1,832
Investment Companies[1]	907,799	—	—	9,438,149
TOTAL SECURITIES	$909,631	$53,592,418	$—	$63,032,399
Other Financial Instruments:
Assets
Futures Contracts	$308	$—	$—	$308
Foreign Exchange Contracts	—	592,754	—	592,754
Liabilities
Futures Contracts	(6,697)	—	—	(6,697)
Foreign Exchange Contracts	—	(666,093)	—	(666,093)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(6,389)	$(73,339)	$—	$(79,728)
1	As permitted by U.S. generally accepted accounting principles, Investment Companies valued at $8,530,350 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The price of shares redeemed of Emerging Markets Core Fund and Federated Mortgage Core Portfolio is the next determined NAV after receipt of a shareholder redemption request. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AUD	—Australian Dollar
BKNT	—Bank Note
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
EMTN	—Euro Medium Term Note
EUR	—Euro
GBP	—Great British Pound
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.78	$9.52	$10.16	$10.58	$11.65
Income From Investment Operations:
Net investment income[1]	0.08	0.02	0.06	0.11	0.14
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.34	0.24	(0.70)	(0.39)	(0.86)
TOTAL FROM INVESTMENT OPERATIONS	0.42	0.26	(0.64)	(0.28)	(0.72)
Less Distributions:
Distributions from net investment income	(0.24)	—	—	(0.14)	(0.35)
Net Asset Value, End of Period	$9.96	$9.78	$9.52	$10.16	$10.58
Total Return[2]	4.45%	2.73%	(6.30)%	(2.65)%	(6.36)%
Ratios to Average Net Assets:
Net expenses	1.01%	1.00%	0.99%	0.99%	0.99%
Net investment income	0.81%	0.15%	0.57%	1.02%	1.32%
Expense waiver/reimbursement[3]	1.54%	1.40%	1.20%	1.02%	0.95%
Supplemental Data:
Net assets, end of period (000 omitted)	$52,232	$24,366	$30,725	$51,347	$49,202
Portfolio turnover	122%	87%	90%	87%	44%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.40	$9.22	$9.91	$10.31	$11.32
Income From Investment Operations:
Net investment income (loss)[1]	0.00[2]	(0.06)	(0.02)	0.03	0.06
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.33	0.24	(0.67)	(0.38)	(0.84)
TOTAL FROM INVESTMENT OPERATIONS	0.33	0.18	(0.69)	(0.35)	(0.78)
Less Distributions:
Distributions from net investment income	(0.17)	—	—	(0.05)	(0.23)
Net Asset Value, End of Period	$9.56	$9.40	$9.22	$9.91	$10.31
Total Return[3]	3.62%	1.95%	(6.96)%	(3.44)%	(7.00)%
Ratios to Average Net Assets:
Net expenses	1.76%	1.75%	1.74%	1.74%	1.74%
Net investment income (loss)	0.04%	(0.59)%	(0.18)%	0.29%	0.55%
Expense waiver/reimbursement[4]	1.56%	1.16%	0.96%	0.78%	0.70%
Supplemental Data:
Net assets, end of period (000 omitted)	$302	$544	$901	$1,515	$1,986
Portfolio turnover	122%	87%	90%	87%	44%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.31	$9.14	$9.83	$10.23	$11.26
Income From Investment Operations:
Net investment income (loss)[1]	0.03	(0.06)	(0.02)	0.03	0.06
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.30	0.23	(0.67)	(0.37)	(0.83)
TOTAL FROM INVESTMENT OPERATIONS	0.33	0.17	(0.69)	(0.34)	(0.77)
Less Distributions:
Distributions from net investment income	(0.17)	—	—	(0.06)	(0.26)
Net Asset Value, End of Period	$9.47	$9.31	$9.14	$9.83	$10.23
Total Return[2]	3.70%	1.86%	(7.02)%	(3.35)%	(7.04)%
Ratios to Average Net Assets:
Net expenses	1.76%	1.75%	1.74%	1.74%	1.74%
Net investment income (loss)	0.06%	(0.59)%	(0.17)%	0.29%	0.56%
Expense waiver/reimbursement[3]	1.40%	1.16%	0.95%	0.78%	0.70%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,840	$2,209	$3,356	$6,642	$8,887
Portfolio turnover	122%	87%	90%	87%	44%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended November 30	2017[1]
Net Asset Value, Beginning of Period	$9.56
Income From Investment Operations:
Net investment income[2]	0.10
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.56
TOTAL FROM INVESTMENT OPERATIONS	0.66
Less Distributions:
Distributions from net investment income	(0.24)
Net Asset Value, End of Period	$9.98
Total Return[3]	7.08%
Ratios to Average Net Assets:
Net expenses	0.76%[4]
Net investment income	1.09%[4]
Expense waiver/reimbursement[5]	1.41%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$8,599
Portfolio turnover	122%[6]
1	Reflects operations for the period December 16, 2016 (date of initial investment) to November 30, 2017.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2017
Assets:
Total investment in securities, at value including $9,438,149 of investment in affiliated holdings (identified cost $62,759,830)		$63,032,399
Cash denominated in foreign currencies (identified cost $1,784,691)		1,789,833
Restricted cash (Note 2)		13,350
Unrealized appreciation on foreign exchange contracts		592,754
Income receivable		399,170
Receivable for shares sold		82,935
TOTAL ASSETS		65,910,441
Liabilities:
Unrealized depreciation on foreign exchange contracts	$666,093
Payable for shares redeemed	124,615
Payable for portfolio accounting fees	56,699
Payable for auditing fees	34,000
Payable for other service fees (Notes 2 and 5)	8,635
Payable for daily variation margin on futures contracts	3,452
Payable for distribution services fee (Note 5)	2,636
Payable for administrative fee (Note 5)	206
Accrued expenses (Note 5)	40,429
TOTAL LIABILITIES		936,765
Net assets for 6,545,403 shares outstanding		$64,973,676
Net Assets Consists of:
Paid-in capital		$65,708,888
Net unrealized appreciation of investments, futures contracts, foreign exchange contracts and translation of assets and liabilities in foreign currency		207,867
Accumulated net realized loss on investments, futures contracts, foreign exchange contracts and foreign currency transactions		(1,027,246)
Undistributed net investment income		84,167
TOTAL NET ASSETS		$64,973,676
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($52,232,319 ÷ 5,246,357 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$9.96
Offering price per share (100/95.50 of $9.96)	$10.43
Redemption proceeds per share	$9.96
Class B Shares:
Net asset value per share ($302,475 ÷ 31,648 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$9.56
Offering price per share	$9.56
Redemption proceeds per share (94.50/100 of $9.56)	$9.03
Class C Shares:
Net asset value per share ($3,839,927 ÷ 405,657 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$9.47
Offering price per share	$9.47
Redemption proceeds per share (99.00/100 of $9.47)	$9.38
Institutional Shares:
Net asset value per share ($8,598,955 ÷ 861,741 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$9.98
Offering price per share	$9.98
Redemption proceeds per share	$9.98
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Interest		$412,537
Dividends received from affiliated holdings, see footnotes to Portfolio of Investments		160,619
TOTAL INCOME		573,156
Expenses:
Investment adviser fee (Note 5)	$236,028
Administrative fee (Note 5)	24,952
Custodian fees	19,750
Transfer agent fees	56,161
Directors'/Trustees' fees (Note 5)	8,225
Auditing fees	38,800
Legal fees	11,336
Distribution services fee (Note 5)	80,719
Other service fees (Notes 2 and 5)	64,992
Portfolio accounting fees	133,294
Share registration costs	80,619
Printing and postage	27,800
Miscellaneous (Note 5)	18,414
TOTAL EXPENSES	801,090
Annual Shareholder Report

Statement of Operations–continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(228,265)
Waiver/reimbursement of other operating expenses	(246,853)
TOTAL WAIVERS AND REIMBURSEMENTS		$(475,118)
Net expenses			$325,972
Net investment income			247,184
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $19,544 on sales of investments in affiliated holdings) and foreign currency transactions			(396,883)
Net realized gain on foreign exchange contracts			179,900
Net realized gain on futures contracts			17,392
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including change in unrealized appreciation of ($49,765) on investments in affiliated holdings)			817,981
Net change in unrealized appreciation of foreign exchange contracts			(107,533)
Net change in unrealized depreciation of futures contracts			(2,371)
Net realized and unrealized gain on investments, foreign exchange contracts, futures contracts and foreign currency transactions			508,486
Change in net assets resulting from operations			$755,670
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$247,184	$23,185
Net realized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	(199,591)	1,061,823
Net change in unrealized appreciation/depreciation of investments, foreign exchange contracts, futures contracts and translation of assets and liabilities in foreign currency	708,077	(205,269)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	755,670	879,739
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(601,138)	—
Class B Shares	(9,720)	—
Class C Shares	(39,000)	—
Institutional Shares	(2)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(649,860)	—
Share Transactions:
Proceeds from sale of shares	11,575,628	21,358,782
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Prudent DollarBear Fund	47,171,800	—
Net asset value of shares issued to shareholders in payment of distributions declared	442,076	—
Cost of shares redeemed	(21,441,339)	(30,101,899)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	37,748,165	(8,743,117)
Change in net assets	37,853,975	(7,863,378)
Net Assets:
Beginning of period	27,119,701	34,983,079
End of period (including undistributed net investment income of $84,167 and $635,111, respectively)	$64,973,676	$27,119,701
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2017
1. ORGANIZATION
Federated International Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of one non-diversified portfolio, Federated Global Total Return Bond Fund (formerly, Federated International Bond Fund) (the “Fund”). The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015 and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to obtain a total return on its assets.
Effective December 16, 2016, the Fund began offering Institutional Shares.
On September 22, 2017, the Fund acquired all of the net assets of Federated Prudent Dollar Bear Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization. In connection with the acquisition, the Acquired Fund's Class A Shares, Class C Shares and Institutional Shares were exchanged for Class A Shares, Class C Shares and Institutional Shares of the Fund, respectively. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every Class A Share, Class C Share and Institutional Share of the Acquired Fund exchanged, a shareholder of the Acquired Fund received approximately 1.03, 1.02 and 1.04 shares of the Fund's Class A, Class C and Institutional Shares, respectively.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,733,473	$47,171,800	$ 1,281,532	$22,223,715	$69,395,515
Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2017, are as follows:
Net investment income (loss)*	$(261,662)
Net realized gain on investments	$803,645
Net increase in net assets resulting from operations	$541,983
*	Net investment income reflects $125,755 of pro forma eliminated expenses.
Annual Shareholder Report

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of November 30, 2017.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation
Annual Shareholder Report

Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Annual Shareholder Report

Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, and Class C Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waivers and reimbursements of $475,118 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay fees (“Other Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary
Annual Shareholder Report

affiliated with management of Federated Investors, Inc. received $2,676 of other service fees for the year ended November 30, 2017. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$58,458
Class B Shares	980
Class C Shares	5,554
TOTAL	$64,992
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage market and duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $873,827 and $184,617, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase return and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $448,683 and $444,054, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Annual Shareholder Report

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage market and currency risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments.
At November 30, 2017, the Fund had no outstanding written option contracts.
The average market value of purchased options and written options held by the Fund throughout the period was $8,492 and $230, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$592,754	Unrealized depreciation on foreign exchange contracts	$666,093
Equity contracts	Total investment in securities at value-options	$1,832
Interest rate contracts			Payable for daily variation margin on futures contracts	$6,389*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$594,586		$672,482
*	Includes cumulative net depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Purchased Options[1]	Foreign Exchange Contracts	Total
Equity contracts	$(23,042)	$(33,315)	$—	$(56,357)
Foreign exchange contracts	—	(17,109)	179,900	162,791
Interest rate contracts	40,434	—	—	40,434
TOTAL	$17,392	$(50,424)	$179,900	$146,868
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Purchased Options[2]	Foreign Exchange Contracts	Total
Equity contracts	$—	$(47,390)	$—	$(47,390)
Foreign exchange contracts	—	—	(107,533)	$(107,533)
Interest rate contracts	(2,371)	—	—	(2,371)
TOTAL	$(2,371)	$(47,390)	$(107,533)	$(157,294)
1	The net realized gain (loss) on Purchased Options is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized appreciation of Purchased Options is found within the Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2017, the impact of netting assets and liabilities and the offsetting of collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign exchange contracts	$592,754	$(68,661)	$—	$524,093

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Foreign exchange contracts	$666,093	$(68,661)	$—	$597,432
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CApital stock
The following tables summarize capital stock activity:
Year Ended November 30	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	397,126	$3,824,027	2,033,395	$21,123,601
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Prudent DollarBear Fund	4,203,082	41,988,870	—	—
Shares issued to shareholders in payment of distributions declared	43,117	402,712	—	—
Shares redeemed	(1,889,101)	(18,240,036)	(2,767,163)	(28,178,382)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,754,224	$27,975,573	(733,768)	$(7,054,781)

Year Ended November 30	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares issued to shareholders in payment of distributions declared	920	8,305	—	—
Shares redeemed	(27,166)	(251,832)	(39,814)	(402,574)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(26,246)	$(243,527)	(39,814)	$(402,574)

Year Ended November 30	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	33,388	$308,979	23,629	$235,181
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Prudent DollarBear Fund	252,570	2,401,945	—	—
Shares issued to shareholders in payment of distributions declared	3,470	31,059	—	—
Shares redeemed	(120,969)	(1,124,108)	(153,581)	(1,520,943)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	168,459	$1,617,875	(129,952)	$(1,285,762)
Annual Shareholder Report

	Period Ended 11/30/2017[1]		Year Ended 11/30/2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	768,433	$7,441,677	—	$—
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Prudent DollarBear Fund	277,821	2,780,985	—	—
Shares redeemed	(184,513)	(1,824,418)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	861,741	$8,398,244	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	3,758,178	$37,748,165	(903,534)	$(8,743,117)
1	Reflects operations for the period December 16, 2016 (date of initial investment) to November 30, 2017.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, capital loss carryforwards, discount accretion/premium amortization on debt securities, expiration of capital loss carryforwards and capital loss carryforwards acquired from a merger.
For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(242,724)	$(148,268)	$390,992
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$649,860	$—
Annual Shareholder Report

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$85,246
Net unrealized appreciation	$93,686
Capital loss carryforwards and deferrals	$(914,144)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, straddle loss deferrals, discount accretion/premium amortization on debt securities, and mark to market of derivative instruments.
At November 30, 2017, the cost of investments for federal tax purposes was $62,942,669. The net unrealized appreciation of investments for federal tax purposes was $78,057. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $705,028 and net unrealized depreciation from investments for those securities having an excess of cost over value of $626,971. The amounts presented are inclusive of derivative contracts.
As of November 30, 2017, the Fund had a capital loss carryforward of $913,541 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$648,279	$96,676	$744,955
2018	$168,586	NA	$168,586
Capital loss carryforwards of $724,822 expired during the year ended November 30, 2017.
At November 30, 2017, for federal tax purposes, the Fund had $603 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For year ended November 30, 2017, the Adviser voluntarily waived $226,782 of its fee and voluntarily reimbursed $188,357 of other operating expenses.
Annual Shareholder Report

The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2017, the Adviser reimbursed $1,483.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below.
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class A Shares	$61,116	$(58,488)
Class B Shares	2,941	—
Class C Shares	16,662	(8)
TOTAL	$80,719	$(58,496)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2017, FSC retained $5,809 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2017, FSC retained $965 in sales charges from the sale of Class A Shares. FSC also retained $693 of CDSC relating to redemptions of Class B Shares.
Other Service Fees
For the year ended November 30, 2017, FSSC received $4,588 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.74%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$59,405,892
Sales	$37,984,889
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
10. subsequent event
The Directors approved a Plan of Conversion for the Class B Shares pursuant to which the Class B Shares will be converted into the Fund's existing Class A Shares at the close of business on February 2, 2018. The conversion will occur on a tax-free basis. The cash value of a shareholder's investment will not change as a result of the share class conversion. No action is required by shareholders to effect the conversion.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated inTERNATIONAL series, inc. AND SHAREHOLDERS OF federated Global total return bond fund:
We have audited the accompanying statement of assets and liabilities of Federated Global Total Return Bond Fund (the “Fund”) (the sole portfolio of Federated International Series, Inc.), including the portfolio of investments, as of November 30, 2017 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Global Total Return Bond Fund, the sole portfolio of Federated International Series, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,017.40	$5.11
Class B Shares	$1,000	$1,012.70	$8.88
Class C Shares	$1,000	$1,012.80	$8.88
Institutional Shares	$1,000	$1,018.40	$3.85
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.00	$5.11
Class B Shares	$1,000	$1,016.24	$8.90
Class C Shares	$1,000	$1,016.24	$8.90
Institutional Shares	$1,000	$1,021.26	$3.85
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.01%
Class B Shares	1.76%
Class C Shares	1.76%
Institutional Shares	0.76%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: March 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: January 2003	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Global Total Return Bond Fund (the “Fund”)
(formerly, Federated International Bond Fund)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above.
Annual Shareholder Report

Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for
Annual Shareholder Report

exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Senior Officer's Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted that the investment advisory fee was waived in its entirety, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk
Annual Shareholder Report

associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed
Annual Shareholder Report

expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Global Total Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420G408
CUSIP 31420G507
CUSIP 31420G606
CUSIP 31420G879
3010401 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $35,190

Fiscal year ended 2016 - $34,000

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $3,500

Fiscal year ended 2016 - $0

Fiscal year ended 2017- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,338 and $0 respectively. Fiscal year ended 2017- Audit consent fee for N-1A filing.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $32,908 and $30,911 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $151,748

Fiscal year ended 2016 - $219,080

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated International Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018